UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 7, 2006

Date of Report (Date of Earliest Event Reported)

ALERIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7170	75-2008280
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

25825 Science Park Drive, Suite 400 Beachwood, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 910-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On August 7, 2006, Aleris International, Inc., a Delaware corporation (“Aleris”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Aurora Acquisition Merger Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of Aurora Acquisition Holdings, Inc. (“Parent”), will merge with and into Aleris, with Aleris continuing as the surviving corporation and becoming a wholly-owned subsidiary of Parent (the “Merger”). Parent is owned by affiliates of Texas Pacific Group. The Board of Directors of Aleris unanimously approved the Merger Agreement.

Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock of Aleris other than shares owned by Parent, Merger Sub or any subsidiary of Parent or Aleris, shares held in the treasury of Aleris and shares held by any stockholders who are entitled to and who properly exercise appraisal rights under Delaware law, will be cancelled and converted into the right to receive $52.50 in cash, without interest. Closing of the Merger is subject to customary closing conditions, including, among others (i) approval by Aleris’s stockholders, (ii) expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act and the Council Regulation (EC) No. 139/2004 and (iii) absence of any order or injunction preventing the consummation of the Merger.

The Merger Agreement provides for a post-signing “go-shop” period which permits Aleris to solicit competing acquisition proposals until 12:01 a.m. (EST) on September 7, 2006 from any person who directly or indirectly through a controlled entity manufactures or fabricates metals and is not a discretionary private equity fund or other discretionary investment vehicle.

The Merger Agreement contains certain termination rights for both Aleris and Parent. The Merger Agreement provides that in certain circumstances, upon termination, Aleris would be required to pay Parent a termination fee of $40,000,000. In addition, in the event the Merger Agreement is terminated because Aleris’ stockholders fail to adopt the Merger Agreement at the stockholders meeting called for that purpose, Aleris is required to reimburse Parent for expenses incurred in connection with the Merger Agreement, up to a maximum of $10,000,000, which amount will be offset against the termination fee, if payable.

In the event that Aleris terminates the Merger Agreement because (i) Parent breaches its obligations to effect the closing and satisfy its obligations with respect to payment of the merger consideration when all conditions to the closing are satisfied and a marketing period has expired or been terminated and (ii) Parent fails to effect the closing because of a failure to receive the proceeds of one or more of the debt financings contemplated by debt financing commitments that Parent has obtained in connection with the Merger or because of Parent’s refusal to accept debt financing on terms materially less beneficial than the terms set forth in the debt financing commitments obtained by Parent, then Parent is required to pay a termination fee equal to $40,000,000. This termination fee is the exclusive remedy of Aleris unless, in general, Parent or Merger Sub is otherwise in breach of the Merger Agreement, in which case Aleris may pursue a damages claim. The aggregate liability of Parent, Merger Sub and their respective affiliates and related parties arising from a breach of the Merger Agreement is in any event capped at $100,000,000.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 and incorporated herein by reference.

The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party to the Merger Agreement. In addition, such representations and warranties (i) have been qualified by disclosures made to the other party in connection with the Merger Agreement, (ii) absent willful and material breach, will not survive consummation of the Merger and cannot be the basis for any claims under the Merger Agreement by the other party after termination of the Merger Agreement, (iii) at closing, must only be true and correct subject to the standards contained in Section 6.02 of the Merger Agreement, which may differ from what may be viewed as material by investors and (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement.

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Important Additional Information Regarding the Merger will be Filed with the SEC:

In connection with the proposed merger, Aleris International, Inc. will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Aleris International, Inc. at the Securities and Exchange Commission’s web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from Aleris by directing such request to Aleris International, Inc., Investor Relations, 25825 Science Park Drive, Beachwood, Ohio, 44072. Telephone: (216) 910-3634.

Aleris and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of Aleris’s participants in the solicitation, which may be different than those of Aleris stockholders generally, is set forth in Aleris’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the merger when it becomes available.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 7, 2006, by and among the Aurora Acquisition Holdings, Inc., Aurora Acquisition Merger Sub, Inc. and Aleris International, Inc.

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SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2006

Aleris International, Inc.

By:	/s/ Robert R. Holian
Robert R. Holian
Senior Vice President and Controller

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 7, 2006, by and among the Aurora Acquisition Holdings, Inc., Aurora Acquisition Merger Sub, Inc. and Aleris International, Inc.

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